UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 13, 2022

ARIES I ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40421	98-1578649
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23 Lime Tree Bay, P.O. Box 1569

Grand Cayman, Cayman Islands KY-1110

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code (630) 386-5288

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	RAMMU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	RAM	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	RAMMW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

On May 13, 2022, Aries I Acquisition Corporation, a Cayman Islands company (the “Company”), notified the trustee of the Company’s trust account (the “Trust Account”) that it was extending the time available to the Company to consummate its initial business combination from May 21, 2022 to August 21, 2022 (the “Extension”). The Extension provides Aries with additional time to complete its proposed business combination with Infinite Assets, Inc. a leading Metaverse infrastructure platform that enables brands to create, monetize and drive consumer engagement with digital content. The Extension is the first of up to two three-month extensions permitted under the Company’s governing documents.

Pursuant to the terms of the Company’s trust agreement, in connection with the Extension, the Company’s sponsor, Aries Acquisition Partners, Ltd., will deposit an aggregate of $1,078,125 (the “First Extension Payment”) into the Trust Account prior to May 21, 2022, on behalf of the Company. This deposit will be made in respect of a non-interest bearing loan to the Company (the “Loan”). If the Company completes a business combination by August 21, 2022 (or November 21, 2022, if the Company exercises the second extension to extend the time to complete a business combination), the Company will, at the option of the Sponsor, (i) repay the Loan out of the proceeds of the Trust Account released to the Company, or (ii) convert a portion or all of the Loan into warrants of the Company at a price of  $1.00 per warrant, which warrants will be identical to the private placement warrants issued to the sponsor at the time of the Company’s initial public offering. If the Company does not complete its initial business combination by August 21, 2022 (or November 21, 2022, if the Company exercises the second extension to extend the time to complete a business combination), the Company will only repay the Loan from funds held outside of the Trust Account.

On May 16, 2022, Aries issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the Extension. A copy of the press release is filed as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description
99.1	Press Release, dated as of May 16, 2022.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARIES I ACQUISITION CORPORATION

	By:	/s/ Paul Wolfe
Name: Paul Wolfe
Title: Chief Operating Officer

Dated: May 16, 2022